Exhibit 99

  Jefferies Group Announces Financial Results for Third Quarter and First Nine
                                     Months

                  Net revenues up 14% to $341 million
                  Net earnings up 19% to $46 million
                  Earnings per share up 14% to $0.32

    NEW YORK--(BUSINESS WIRE)--Oct. 17, 2006--Jefferies Group, Inc. (NYSE: JEF) today announced financial results for the third quarter ended September 30, 2006.

    Highlights for our third quarter ended September 30, 2006 include:

    -- Net revenues were up 14% to $340.6 million, versus $299.3 million for the third quarter of 2005.

    -- Net earnings were up 19% to $45.9 million, compared to $38.6 million for the third quarter of 2005.

    -- Earnings per share (diluted) were up 14% to $0.32, compared to $0.28 for the third quarter of 2005.

    -- Investment banking revenues were up 35% to $144.8 million, versus $107.6 million for the third quarter of 2005.

    -- Total trading revenues were up 3% to $166.9 million, versus $162.6 million for the third quarter of 2005.

    Highlights for the nine months ended September 30, 2006 include:

    --  Net revenues were up 26% to a record $1.1 billion, versus
        $861.8 million for the first nine months of 2005.

    -- Net earnings were up 35% to a record $150.0 million, compared to $110.7 million for the first nine months of 2005.

    -- Earnings per share (diluted) were up 27% to a record $1.04, compared to $0.82 for the first nine months of 2005.

    -- Investment banking revenues were up 21% to a record $395.4 million, versus $327.5 million for the first nine months of 2005.

    -- Total trading revenues were up 26% to a record $561.7 million, versus $447.2 million for the first nine months of 2005.

    "We thank our clients and employee-partners, who enabled us to complete the best third quarter in Jefferies history, and we look forward to doing our best in the fourth quarter as we attempt to complete our seventh consecutive record year," commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies.

    Conference Call

    A conference call with management discussion of financial results for the third quarter ended September 30, 2006 will be held October 17 at 9:00 AM eastern and can be accessed at (706) 634-9290. A replay of the call will be available approximately two hours post-call at (402) 977-9140 (reservation number: 21306491). A live audio webcast and delayed replay will also be available at www.jefferies.com/3QEarnings2006. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975 by 8:30 AM Eastern on October 17.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for nearly 45 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com).



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                             (Unaudited)

                           Three Months Ended     Nine Months Ended
                         --------------------- -----------------------
                          Sept. 30,  Sept. 30,  Sept. 30,   Sept. 30,
                            2006       2005       2006        2005
                         ---------- ---------- ----------- -----------

Revenues:
 Commissions             $  67,953  $  58,157  $  208,589  $  185,304
 Principal transactions     98,984    104,415     353,088     261,887
 Investment banking        144,763    107,556     395,429     327,517
 Asset management fees
  and investment income
  from managed funds        16,783     21,667      80,132      63,385
 Interest                  132,424     81,467     385,035     212,738
 Other                       7,757      4,822      27,587      15,309
                         ---------- ---------- ----------- -----------
  Total revenues           468,664    378,084   1,449,860   1,066,140
Interest expense           128,054     78,804     366,493     204,292
                         ---------- ---------- ----------- -----------
Revenues, net of interest
 expense                   340,610    299,280   1,083,367     861,848
                         ---------- ---------- ----------- -----------

Non-interest expenses:
 Compensation and
  benefits                 184,421    167,033     593,830     481,024
 Floor brokerage and
  clearing fees             15,496     11,059      46,363      35,350
 Technology and
  communications            21,490     16,432      59,863      50,053
 Occupancy and equipment
  rental                    15,819     10,936      44,390      32,852
 Business development       12,653      9,651      36,057      27,698
 Other                      14,394     16,632      48,405      44,851
                         ---------- ---------- ----------- -----------
  Total non-interest
   expenses                264,273    231,743     828,908     671,828
                         ---------- ---------- ----------- -----------

Earnings before income
 taxes, minority interest
 and cumulative effect of
 change in accounting
 principle                  76,337     67,537     254,459     190,020
Income taxes                29,734     26,143      99,523      73,209
                         ---------- ---------- ----------- -----------
Earnings before minority
 interest and cumulative
 effect of change in
 accounting principle       46,603     41,394     154,936     116,811
Minority interest in
 earnings of consolidated
 subsidiaries, net             663      2,799       6,575       6,107
                         ---------- ---------- ----------- -----------
Earnings before
 cumulative effect of
change in accounting
 principle, net             45,940     38,595     148,361     110,704
Cumulative effect of
 change in accounting
 principle                      --         --       1,606          --
                         ---------- ---------- ----------- -----------
 Net earnings            $  45,940  $  38,595  $  149,967  $  110,704
                         ========== ========== =========== ===========

Earnings per share:
Basic-
Earnings before
 cumulative effect of
 change in accounting
 principle, net          $    0.34  $    0.31  $     1.12  $     0.90
Cumulative effect of
 change in accounting
 principle                      --         --        0.01          --
                         ---------- ---------- ----------- -----------
 Net earnings            $    0.34  $    0.31  $     1.13  $     0.90
                         ========== ========== =========== ===========

Diluted-
Earnings before
 cumulative effect of
 change in accounting
 principle, net          $    0.32  $    0.28  $     1.03  $     0.82
Cumulative effect of
 change in accounting
 principle                      --         --        0.01          --
                         ---------- ---------- ----------- -----------
 Net earnings            $    0.32  $    0.28  $     1.04  $     0.82
                         ========== ========== =========== ===========

Weighted average shares:
 Basic                     135,140    124,447     133,048     122,868
 Diluted                   148,908    136,225     146,502     134,747

Effective Tax Rate            39.0%      38.7%       39.1%       38.5%

* All share and per share information has been restated to retroactively reflect the effect of the two-for-one stock split effected as a stock dividend on May 15, 2006.




                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                             (Unaudited)

                                         Quarters ended
                          --------------------------------------------

                          9/30/2006  6/30/2006  3/31/2006  12/31/2005
                          ---------- ---------- ---------- -----------
Statement of Earnings
-------------------------
Revenues, net of interest
 expense                   $340,610   $327,343   $415,414    $342,852
Non-interest expenses:
 Compensation and
  benefits                  184,421    176,675    232,734     188,933
 Non-personnel expenses      79,852     69,953     85,273      75,532
                          ---------- ---------- ---------- -----------
Earnings before income
 taxes, minority interest
 and cumulative effect of
 change in accounting
 principle                   76,337     80,715     97,407      78,387
Income taxes                 29,734     31,357     38,432      30,880
                          ---------- ---------- ---------- -----------
Earnings before minority
 interest and cumulative
 effect of change in
 accounting principle        46,603     49,358     58,975      47,507
Minority interest in
 earnings of consolidated
 subsidiaries, net              663      3,778      2,134         768
                          ---------- ---------- ---------- -----------
Earnings before
 cumulative effect of
 change in accounting
 principle                   45,940     45,580     56,841      46,739
Cumulative effect of
 change in accounting
 principle                       --         --      1,606          --
                          ---------- ---------- ---------- -----------
  Net earnings              $45,940    $45,580    $58,447     $46,739
                          ========== ========== ========== ===========

Diluted earnings per
 share                        $0.32      $0.32      $0.41       $0.34
                          ========== ========== ========== ===========

Financial Ratios
-------------------------
Pretax operating margin        22.4%      24.7%      23.4%       22.9%
Compensation and benefits
 / net revenues                54.1%      54.0%      56.0%       55.1%
Effective tax rate             39.0%      38.8%      39.5%       39.4%

                                                 9/30/2005  6/30/2005
                                                 ---------- ----------
Statement of Earnings
-----------------------------------------------
Revenues, net of interest expense                 $299,280   $276,558
Non-interest expenses:
 Compensation and benefits                         167,033    152,003
 Non-personnel expenses                             64,710     64,245
                                                 ---------- ----------
Earnings before income taxes, minority interest
 and cumulative effect of change in accounting
 principle                                          67,537     60,310
Income taxes                                        26,143     23,621
                                                 ---------- ----------
Earnings before minority interest and
 cumulative effect of change in accounting
 principle                                          41,394     36,689
Minority interest in earnings of consolidated
 subsidiaries, net                                   2,799      1,252
                                                 ---------- ----------
Earnings before cumulative effect of change in
 accounting principle                               38,595     35,437
Cumulative effect of change in accounting
 principle                                              --         --
                                                 ---------- ----------
  Net earnings                                     $38,595    $35,437
                                                 ========== ==========

Diluted earnings per share                           $0.28      $0.26
                                                 ========== ==========

Financial Ratios
-----------------------------------------------
Pretax operating margin                               22.6%      21.8%
Compensation and benefits / net revenues              55.8%      55.0%
Effective tax rate                                    38.7%      39.2%




                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                  (Dollars and Shares in Thousands)
                             (Unaudited)
                                               Quarters ended
                                       -------------------------------


                                        9/30/2006 6/30/2006 3/31/2006
                                       -------------------------------
Revenues by Source
---------------------------------------
Equities                                 $112,635  $101,173  $173,109
Fixed Income & Commodities                 62,059    71,636    68,652
                                       -------------------------------
  Total                                   174,694   172,809   241,761
Investment banking                        144,763   122,932   127,734
Asset management fees and investment
 income from managed funds:
Asset management fees                       6,345     8,918    26,009
Investment income from managed funds       10,438    13,609    14,813
                                       -------------------------------
Total                                      16,783    22,527    40,822
Interest                                  132,424   138,851   113,760
                                       -------------------------------
  Total revenues                         $468,664  $457,119  $524,077
                                       ===============================

Other Data
---------------------------------------
Number of trading days                         63        63        62
Average employees                           2,212     2,078     2,030
Common shares outstanding                 118,876   118,540   118,502
Weighted average shares:
Basic                                     135,140   133,621   130,358
Diluted                                   148,908   147,605   142,942


                                       12/31/2005 9/30/2005 6/30/2005
                                       -------------------------------
Revenues by Source
---------------------------------------
Equities                                 $111,806  $118,990  $104,621
Fixed Income & Commodities                 42,448    48,404    45,169
                                       -------------------------------
  Total                                   154,254   167,394   149,790
Investment banking                        167,497   107,556   102,519
Asset management fees and investment
 income from managed funds:
Asset management fees                       8,215    14,239    13,580
Investment income from managed funds       10,452     7,428     6,854
                                       -------------------------------
Total                                      18,667    21,667    20,434
Interest                                   91,315    81,467    71,420
                                       -------------------------------
  Total revenues                         $431,733  $378,084  $344,163
                                       ===============================

Other Data
---------------------------------------
Number of trading days                         63        64        64
Average employees                           2,013     2,001     1,916
Common shares outstanding                 116,221   116,166   115,517
Weighted average shares:
Basic                                     125,971   124,447   122,937
Diluted                                   137,959   136,225   134,844


As of September 30, 2006, stockholders' equity amounted to $1.5 billion, resulting in book value of $12.56 per share.

    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338